                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


     This Amended and Restated Registration Rights Agreement (the "Agreement") is entered into as of March 20, 1996, by and among SENDX MEDICAL INC., a California corporation (the "Company"), the Series D Preferred Stock purchasers listed on Annex A (the "Series D Holders") and PPG INDUSTRIES, INC. ("PPG") and the existing holders of shares of the Company's Series C Preferred Stock and/or warrants to purchase shares of the Company's Series C Preferred Stock who are listed on Annex B (collectively, including PPG, the "Existing Holders"), with reference to the following facts:

     WHEREAS, in connection with its previous financings the Company has entered into Registration Rights Agreements with each of the Existing Holders, whereby the Company granted certain registration rights to such Existing Holders; and

     WHEREAS, pursuant to the terms of that certain Warrant No. PPG-1 to purchase Common Stock dated January 17, 1995 which was issued to PPG by the Company, the Company granted to PPG certain registration rights, which the Company and PPG now desire to replace with the registration rights set forth in this Agreement; and

     WHEREAS, this Agreement is not intended to alter any rights of the holders of the Company's Series A and Series B Preferred Stock; and

     WHEREAS, it is a condition to the obligations of the Series D Holders to purchase Series D Preferred Stock and warrants to purchase Series D Preferred Stock (the "Series D Warrants") pursuant to that certain Series D Preferred Stock Purchase Agreement dated as of March 20, 1996, that the Company, the Series D Holders and the Existing Holders enter into this Amended and Restated Registration Rights Agreement, setting forth the registration rights of all of the Holders.

     NOW THEREFORE, in consideration of the mutual agreements, covenants and conditions and releases contained herein, the Company, the Series D Holders and the Existing Holders hereby agree as follows:

     1.   DEFINITIONS.  As used in this Agreement:

          1.1 REGISTER. The term "register", "registered", and "registration" refer to a registration effected by preparing and filing with the Securities and Exchange Commission (the "SEC") a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Act"), and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

          1.2 REGISTRABLE SECURITIES. The term "Registrable Securities" means the Existing Registrable Securities and the Series D Registrable Securities, in each case subject to Section 15 hereof.


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          1.3  EXISTING REGISTRABLE SECURITIES. The term "Existing Registrable
Securities" means (a) the common stock of the Company issuable or issued upon conversion of the shares of the Company's Series A, Series B and Series C Preferred Stock (including shares issued upon exercise of warrants) to the extent set forth on Annex C (which states the holders thereof and the dates of issuance thereof) and the shares of Common Stock issuable upon exercise of Warrant PPG-1 (collectively, the "Existing Shares"), and (b) any common stock of the Company issued as (or issuable upon the conversion of any other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the securities listed in clause (a), excluding in all cases, however, any Existing Registrable Securities transferred by a person in a transaction in which its rights under this Agreement are not assigned in accordance with Section 13 and any Existing Registrable Securities for which registration is not required under Section 15 hereof.

          1.4 SERIES D REGISTRABLE SECURITIES. The term "Series D Registrable Securities" means (a) the common stock of the Company issuable or issued upon conversion of the shares of the Company's Series D Preferred Stock (including shares issued upon exercise of warrants or upon conversion of Series D Preferred Stock issuable upon the exercise of the Series D Warrants) (collectively, the "Series D Shares"), and (b) any common stock of the Company issued as (or issuable upon the conversion of any other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the securities listed in clause (a), excluding in all cases, however, any Series D Registrable Securities transferred by a person in a transaction in which its rights under this Agreement are not assigned in accordance with Section 13 and any Existing Registrable Securities for which registration is not required under Section 15 hereof.

          1.5 HOLDER. The term "Holder" mean any Existing Holder or Series D Holder or any assignee thereof in accordance with Section 13 hereof.

          1.6 INITIATING HOLDERS. The term "Initiating Holders" shall mean Holders initiating a registration request under Section 3.1.1 or 3.1.2 hereof.

          1.7 FORM S-3. The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC and which permits registration of securities to be offered for the account of persons other than the registrant.

     2. AMENDMENT AND REPLACEMENT OF EXISTING AGREEMENTS; ENTIRE AGREEMENT. The Company and each of the Existing Holders agree that this Agreement shall amend and supersede any and all existing agreements between them regarding the registration of any of the Shares. The Company and the Series D Holders agree that the registration rights provided herein (together with Series D Preferred Stock Purchase Agreement and the documents executed in connection therewith) constitute the sole and entire agreement on the subject matter between the Company and the Series D Holders.


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


     3.   REQUEST FOR REGISTRATION.

          3.1  REQUEST.

               3.1.1     BY EXISTING HOLDERS.  If at any time after the date six
     (6) months after the Company's initial public offering (but not within six
     (6) months before an anticipated effective date or after the effective date of a registration), the Company shall receive a written request from Holders of not less than 50% of the Existing Registrable Securities then outstanding that the Company file a registration statement under the Act, or a similar document pursuant to any other statute then in effect corresponding to the Act, covering the registration of at least 50% of the Existing Registrable Securities held by all Holders and the anticipated aggregate offering price of such registration, net of underwriting discounts and commissions, would exceed $2,000,000, then the Company shall give written notice to all other Holders, and shall use its best efforts to effect registration under the Act of all Registrable Securities which any of the Holders request to be registered, provided that such request is made with 20 days of the giving of such notice by the Company, and subject to the limitations of Section 3.2 of this Agreement.

               3.1.2     BY SERIES D HOLDERS.  If at any time after the date six
     (6) months after the Company's initial public offering (but not within six
     (6) months before an anticipated effective date or after the effective date of a registration), the Company shall receive a written request from the Holders of not less than 50% of the Series D Registrable Securities then outstanding that the Company file a registration statement under the Act, or a similar document pursuant to any other statute then in effect corresponding to the Act, covering the registration of at least 50% of the Series D Registrable Securities and the anticipated aggregate offering price of such registration, net of underwriting discounts and commissions, would exceed $2,000,000, then the Company shall give written notice to all other Holders, and shall use its best efforts to effect registration under the Act of all Registrable Securities which the Holders request to be registered, provided that such request is made with 20 days of the giving of such notice by the Company, and subject to the limitations of Section
     3.2 of this Agreement.

          3.2 UNDERWRITTEN PUBLIC OFFERING. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3 and the Company shall include such information in the written notice referred to in Section 3.1. Such an underwriting shall be with a managing underwriter or underwriters reasonably acceptable to the Company. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 5.5) enter into an underwriting agreement in customary from with the managing underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 3, if the managing underwriter advises the Initiating Holders in writing that market factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all


                                        3

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Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, in which event at the option of a majority in interest of the Initiating Holders, such request may be withdrawn, or the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion, as nearly as practical, to the amount of Registrable Securities owned by each Holder; PROVIDED, HOWEVER, that solely for purposes of any such calculation of proportionate share, each share of Series D Registrable Securities shall be counted as two (2) shares of Registrable Securities.

          3.3 LIMITATION ON REGISTRATIONS. The Company is obligated to effect only two registrations pursuant to requests made under Section 3.1.1, and two registrations pursuant to requests made under Section 3.1.2.

          3.4 COMPANY'S RIGHT TO DEFER. Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed in the near future and its is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders.

     4. COMPANY REGISTRATION. If, at any time the company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with a public offering of such securities solely for cash (other than a registration on From S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), then the Company shall, each such time, promptly give each Holder written notice of such proposed registration. The Company shall not be required to complete any registration of which it gives notice to the Holders pursuant to this Section 4. Upon the written request of any Holder given within 20 days after such notice is given by the Company, the Company shall cause to be registered under the Act all of the Registrable Securities and the shares of Common Stock that each such Holder has requested to be registered, subject to Section 8 hereof.

     5.   OBLIGATIONS OF THE COMPANY.   Whenever required under this Agreement
to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          5.1 Prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration to become effective, and upon the request of the Holders of a majority of the Registrable Securities that are registered thereunder, keep such registration statement effective for up to 120 days;


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


          5.2 Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement and the prospectus used in connection with such registrations statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

          5.3 Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities;

          5.4 Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably necessary and requested by the Holders, provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction; and

          5.5 In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with terms reasonably satisfactory to the managing underwriter of such offering.

     6. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

     7. EXPENSES OF REGISTRATION. All expenses incurred in connection with two registrations pursuant to Section 3.1.1, two registrations pursuant to
Section 3.1.2 and an unlimited number pursuant to Section 4 (excluding underwriter discounts and commissions of the selling Holders but including the reasonable fees and disbursements of a single counsel for the selling Holders) shall be borne by the Company; provided however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 3 if the registration statement is subsequently withdrawn and the registration proceeding terminated at the request of the Holders of a majority of the Registrable Securities to be registered, in which event the Holders requesting such termination of the registration proceeding shall bear such expenses in proportion to the number of Registrable Securities held by each such person, unless such persons requesting a termination of the registration proceeding agree to forfeit their right to any remaining demand registration pursuant to Section 3; provided further, that if at the time of such withdrawal, there shall have been a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, which should have been disclosed by the Company, then the Company shall be required to pay all of such expenses and each Holder shall retain all of its rights pursuant to Section 3.


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


     8. UNDERWRITING REQUIREMENTS. In connection with any offering involving an underwriting of shares issued by the Company, the Company shall not be required under Section 4 to include any of the Holder's Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of Registrable Securities that all selling Holders with registration rights request to be included in such offering exceeds the amount of such securities that the underwriters reasonably believe to be compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities of the selling Holders which the underwriters believe will not jeopardize the success of the offering; provided, that the securities to be included thereby shall be included as follows: FIRST, all Existing Registrable Securities requested to be included by the holders of Series A and Series B Preferred Stock; and SECOND, all shares issued upon exercise of that certain Warrant No. PPG-1 dated January 17, 1995 which are requested to be included by the holder thereof, all Existing Registrable Securities requested to be included by the holders of Series C Preferred Stock and all Series D Registrable Securities requested to be included by the holders of Series D Preferred Stock, in each of such two cases apportioned PRO RATA within such groups according to the total amount of Registrable Securities owned by such selling Holders and for which registration may be requested, or in such other proportions as mutually shall be agreed to by such selling Holders. Notwithstanding the foregoing, in the case of the Company's initial public offering, if the underwriters reasonably believe that including such securities of selling holders would not jeopardize the success of the offering, the securities to be included therein shall be apportioned as set forth above until an aggregate of $5,000,000 of such securities has been included (based upon the midpoint between the anticipated high and low selling prices set forth in the registration statement), then shall be apportioned fifty percent (50%) to the selling Series D Holders and fifty percent (50%) to the other Holders (apportioned within such group based upon the proportional ownership of Registrable Securities of each selling Holder as set forth above). Each Holder participating in the underwriting shall also enter into and perform its obligation under any underwriting agreement entered into in accordance with
Section 5.5.

     9. FUTURE REGISTRATION RIGHTS. The Company shall not grant any registration rights superior or equal to the rights granted herein without the prior written consent of the Holders of a majority of the Series D Registrable Securities, which consent may be withheld at the sole and absolute discretion of such Holders.

     10. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Agreement:

          10.1 INDEMNIFICATION BY THE COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless each Holder of such securities, the officers and directors of each such Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934 ("1934 Act") against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act, any state securities law or regulation, or any state common law doctrines relating to fraud, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"); (i) any


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untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Act, the 1934 Act or any state law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigation or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10.1 shall not apply to amounts paid in settlement of such loss, claim, damage, lability, or action if such settlement is effected without the consent of the Company (which consent shall be unreasonably withheld), nor shall the Company be liable in such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

          10.2 INDEMNIFICATION BY HOLDERS. To the extent permitted by law, each Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter (within the meaning of the Act) for the Company, any person who controls such underwriter, counsel to the Company, accountants for the Company, and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or other such Holder or director, officer or controlling person, or counsel to the Company or accountants for the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case only to the extent that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

          10.3 PARTICIPATION IN DEFENSE. Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees to


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be paid by the indemnifying party, if the indemnifying party shall not in fact have employed counsel within a reasonable time to assume the defense of such action or if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

     11. REPORTS UNDER THE 1934 ACT. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          11.1 Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times following the effective date of the first registration statement filed by the Company;

          11.2 Take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize, except for the requisite financial, listing or quotation requirements, Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company is declared effective;

          11.3 File with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          11.4 Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time following the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC permitting the selling of any such securities without registration pursuant to such form.

     12. FORM S-3 REGISTRATION. If the Company shall receive from Holders of at least 20% of the Existing Registrable Securities or 20% of the Series D Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holders, the Company will:

          12.1 Promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and


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          12.2 As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested as would permit or facilitate the sale and distribution of all or such portion of such Holder's Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 12: (1) if the Company is not qualified as a registrant entitled to use Form S-3; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an anticipated aggregate offering price to the public of less than $50,000, net of underwriting discounts and commissions; (3) if the Company shall have been requested to effect a registration on Form S-3 by the Holders within the previous six (6) months; (4) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of at the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time,in which event the Company shall have the right to defer the filing of the Form S-3 Registration statement for a period of not more than 120 days after receipt of the request of the Holders under this Section 12; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance. Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. All expenses incurred in connection with a registration requested pursuant to this Section 12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of a single counsel for the selling Holder or Holders and counsel for the Company, but excluding all underwriting discounts and selling commissions, shall be borne by the Company. Registrations effected pursuant to this Section 12 shall not be counted as Requests for Registration or Company Registrations effected pursuant to Section 3 or Section 4 except as otherwise provided herein.

     13. ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such securities by providing the Company, within a reasonable time prior to such transfer, with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided,however, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

     14. "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that it shall not, to the extent requested by the Company and an underwriter of common stock (or other securities) of at the Company, sell or otherwise transfer or dispose (other than to affiliates of the transferor, to donees, or, to the extent permitted by such underwriter to other transferees, who agree to be similarly bound) of any Registrable Securities during (a) the 180-day period following the effective date of the registration statement of the Company filed under the Act in its initial public offering and (b) the 90-day period following the effective date of any other registration statement of the Company filed under the Act (it being understood that such restrictions shall not apply to


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


the sale of shares by any Holder pursuant to such registration statement); provided however, if the underwriters in an offering subsequent to the Company's initial offering require that such period be extended beyond 90 days, after the Company has used its best efforts to provide for such 90 day period, then the Holders shall not sell, transfer or dispose of any Registrable Securities for the period required by such underwriters, not to exceed 180 days from the effective date of such registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instruction with respect to the Registrable Securities of each Holder until the end of such restricted period.

     15. REGISTRATION NOT REQUIRED. Registration rights under this Agreement shall not be available to any Holder with respect to Registrable Securities which such Holder may sell under Rule 144 of the Act, or any similar rule. In addition, if, in the opinion of counsel for the Company concurred in by counsel for the Initiating Holders, no registration under the Act is required in connection with a proposed disposition of Registrable Securities, the Company need not comply with such requests.

     16. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, and the Holders owning at least a majority of the Existing Registrable Securities and the Holders owning at least a majority of the Series D Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future holder of Registrable Securities, and the Company.

     17.  MISCELLANEOUS.

          17.1 GOVERNING LAW. This Agreement shall be governed by and construed under the internal laws of the State of California.

          17.2 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof.

          17.3 NOTICES. Any notice, request or other communication required or permitted hereunder shall be given in writing and shall be deemed to have been duly given if personally delivered or if telegraphed, or mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth on the records of the Company and shall be deemed to have been received when delivered. Any party hereto may by notice so given change its address for future notices hereunder.

          17.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          17.5 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

          17.6 CAPTIONS. The captions and headings to Sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe the meaning or the interpretation of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties as of the date first above written.

                              SENDX MEDICAL, INC.



                              By:  /s/ DOUGLAS HILLIER
                                 -----------------------------------------------
                                 Douglas Hillier, Chief Executive Officer


                              CIBC WOOD GUNDY VENTURES, INC.


                              By:
                                 -----------------------------------------------

                                 Its:
                                     -------------------------------------------

                    [SIGNATURE PAGE TO AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT]


     The undersigned Existing Holder hereby agrees that the Registration Rights Agreement between the Company and the undersigned shall be amended and superseded by the foregoing Agreement, and the undersigned agrees to be bound by all of the terms hereof.



                          Name of Holder:    [SEE "SIGNATORY PAGES"]
                                           -------------------------------------


                          By:
                               -------------------------------------------------

                          Its:
                               -------------------------------------------------

                                 SIGNATORY PAGES

Name of Holder:                         By:                                Its:
DAVID BRUCE SMITH                       /s/ DAVID BRUCE SMITH

ANDREW J. SYM-SMITH                     /s/ ANDREW J. SYM-SMITH

A. CLAUDIA KNIGHT                       /s/ A. CLAUDIA KNIGHT
IAN M.H. KNIGHT                         /s/ IAN M.H. KNIGHT

GEOFF & ELLEN HOUGH                     /s/ GEOFF HOUGH                    REPRESENTATIVE

SCOTT SEAWALD                           /s/ SCOTT SEAWALD

SMITH BARNDY INC., IRA CUSTODIAN        /s/ MARK A. KRASNER

BLANCHALD, KRASNER
& FRENCH RETIREMENT TRUST               /s/ MARK A. KRASNER                TRUSTEE
                                        /s/ ROBERT W. BLANCHARD            TRUSTEE
                                        /s/ B.M. DEUEL                     TRUSTEE

JACKSON, TUFTS, COLE & BLACK
PROFIT SHARING PROGRAM                  /s/ CARL J. STONEY, JR.            TRUSTEE

JACKSON, TUFTS, COLE & BLACK            /s/ GEORGE H. COLE
                                        /s/ RAMONA COLE

JACK BURRI & JACQUELYN BURRI            /s/ JACK BURRI
                                        /s/ JACQUELYN BURRI                REPRESENTATIVES

DAVID A. THOMPSON                       /s/ DAVID A. THOMPSON
DIANE T. THOMPSON                       /s/ DIANE A. THOMPSON

MICHAEL MERCER                          /s/ MICHAEL MERCER

WILLIAM FAULDS                          /s/ WILLIAM FAULDS

TIM & WENDY BELCZAK                     /s/ TIM BALCZAK

JOHN J. BELCZAK                         /s/ JOHN J. BELCZAK

EDNA SANIT                              /s/ EDNA SANIT

RICHARD C. AMBROSE                      /s/ RICHARD C. AMBROSE
NANCY C. AMBROSE                        /s/ NANCY C. AMBROSE

VENTANA LIQUIDATING TRUST               /s/ THOMAS O. GEPHART              TRUSTEE

AUBAN JACKSON                           /s/ AUBAN JACKSON
BARTLETT A. JACKSON                     /s/ BARTLETT A. JACKSON

DONALD B. HILLIER                       /s/ D.B. HILLIER
SANDRA L. HILLIER                       /s/ SANDRA HILLIER

ROBERT K. GLADWISH                      /s/ ROBERT K. GLADWISH


STEVE SCOTT                             /s/ STEVE SCOTT

VENTANA GLOBAL TRUST                    /s/ THOMAS O. GEPHART              TRUSTEE

STEVE ROON                              /s/ STEVE ROON

JACKSON, TUFTS, COLE &
BLACK PROFIT SHARING PROGRAM            /s/ ROBERT R. TUFTS
                                        /s/ JOYCE A. TUFTS                 TRUSTEES

PETER A. KEOUSH, MD                     /s/ PETER A. KEOUSH, M.D.          TRUSTEE

PATRICK CURRAN                          /s/ PATRICK CURRAN
GLENDA CURRAN                           /s/ GLENDA CURRAN

GEORGE PACHE                            /s/ GEORGE PACHE

MALCOLM E. ROBERTSON                    /s/ MALCOLM E. ROBERTSON

BERTIL HALLSTEN                         /s/ BERTIL HALLSTEN

MAS PARTNERS                            /s/ DAN AFRASIABI                  MANAGING PARTNER

DANIELSON TRUST COMPANY                 /s/ BRIAN S. SILJANDER             ASSOCIATE TRUST OFFICER
SCMG FBO DAVID WILLIAMS                 /s/ DIANA M. SAIDIN                SENIOR TRUST OFFICER

MALMSTEM INVEST AB                      /s/ BOB CONSTANT                   MANAGING DIRECTOR

VENTANA GROWTH CAPITAL FUND V L.P.      /s/ F. D. TOWNSEN                  MANAGING GENERAL PARTNER

GIACOMO GARAVENTA                       /s/ GIACOMO GARAVENTA              INDIVIDUAL

SAVOY HOLDING, LTD.                     /s/ DUDLEY COTTINGGAME             DIRECTOR

HILLIER FAMILY TRUST                    /s/ DOUGLAS A. ELLIS               TRUSTEE

FIDELITY OVERSEAS CORPORATION, INC.     /s/ DUDLEY COTTINGGAME             DIRECTOR

THUNDER ENTERPRISES LTD.                /s/ DUDLEY COTTINGGAME             DIRECTOR

THOMAS O. GEPHART                       /s/ THOMAS O. GEPHART              INDIVIDUAL

GEPHART FAMILY TRUST                    /s/ THOMAS O. GEPHART              TRUSTEE

ALTIMAX TRADING                         /s/ JAMES J. WARNER                GENERAL COUNSEL

DEN NORSKE
KRIGSFORSIKRING FOR SKIB                /s/ TOM CHRISTIANSEN

CANTERBURY HOLDINGS, LTD.               /s/ DUDLEY COTTINGGAME             DIRECTOR

SE BANKEN LAKEMEDELSFOND                /s/ ANDERS KLINTORPH               FUND MANAGER

APTA GROUP                              /s/ PER TONNESON                   PRESIDENT/CEO

ATRIX-VENTANA INVESTMENT                /s/ MARK BERCUVITZ
AND CO., LP


KENSINGTON ROSS LTD.                    /s/ DUDLEY COTTINGGAME             DIRECTOR

VIKING MEDICAL VENTURES, LTD.           /s/ MICHAEL EDMUNDS                DIRECTOR

F.D. TOWNSEN                            /s/ F.D. TOWNSEN

F. DUWAINE TOWNSEN AND
JOY JUANELLE TOWNSEN,
TRUSTEES OF THE TOWNSEN
FAMILY TRUST DATED
MARCH 17, 1987                          /s/ F.D. TOWNSEN                   TRUSTEE


HOEGH INVEST A/S                        /s/ CARL TREVEN HOEGH              CHAIRMAN

PRAKTIKERJANST                          /s/ GILLIS CULLIN                  VICE PRESIDENT

PALADIN EQUITIES (1991), INC.           /s/ MARK BERCUVITZ

WALTER J. KACZOR, JR.                   /s/ WALTER J. KACZOR, JR.          INDIVIDUAL

C. I. SYM-SMITH                         /s/ C.I. SYM-SMITH

FBL VENTURES OF SOUTH DAKOTA, INC.      /s/ STEPHEN G. HUNTER              ALTERNATIVE INVESTMENTS MANAGER

VENTANA EQUITY EXPANSION
PARTNERSHIP IV, L.P.                    /s/ F.D. TOWNSEN                   MANAGING GENERAL PARTNER

VENTANA EQUITY EXPANSION
PARTNERSHIP II, L.P.                    /s/ F.D. TOWNSEN                   MANAGING GENERAL PARTNER

VENTANA EQUITY EXPANSION
PARTNERSHIP III, L.P.                   /s/ F.D. TOWNSEN                   MANAGING GENERAL PARTNER

                    [SIGNATURE PAGE TO AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT]


     The undersigned Existing Holder hereby agrees that any registration rights between the Company and the undersigned shall be amended and superseded by the foregoing Amended and Restated Registration Rights Agreement dated March __, 1996, by and among the Company, the purchaser of Series D Preferred Stock and other shareholders of the Company, and the undersigned agrees to be bound by all of the terms hereof.



                          PPG INDUSTRIES, INC.


                          By:    /s/ D.R. WALLIS
                               -------------------------------------------------

                          Its:    VICE PRESIDENT -- CORPORATE DEVELOPMENT
                               -------------------------------------------------


                                       12